Securities Act File No. 33-36454

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  Pre-Effective Amendment No.   ____

                  Post-Effective Amendment No.  8

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   ACT OF 1940

                                 Amendment No. 8


                                 ASM FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                15438 N. Florida Ave., Ste 107, Tampa, FL  33613
         (Address of Principal Executive Offices)            (Zip Code)

      Registrant's Telephone Number, including Area Code:  (813) 963-3150
                          Commission File No. 33-36454
                          Commission File No. 811-6187
                                Steven H. Adler
                          Vector Index Advisors, Inc.
                        15438 N. Florida Ave., Ste. 107
                                Tampa, Fl. 33613
                    (Name and Address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement

              ----------------------------------------------------
    It is proposed that this filing will become effective:

  X   Immediately upon filing pursuant to paragraph (b)
-----
      On (Date) pursuant to paragraph (b)
-----
      60 days after filing pursuant to paragraph (a)
-----
      On (Date) pursuant to paragraph (a) Rule 485
-----


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares of its common stock, $.001 par value. Its Rule 24f-2 notice with respect to the year ended on October 31, 1996 was filed on December 23, 1996.

--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (As required by Rule 495)


N-1A ITEM NO.
LOCATION
Part A
Item 1.   Cover Page...............................................       Cover Page

Item 2.   Synopsis.................................................       Table of Fees and Expenses

Item 3.   Condensed Financial Information..........................       Selected Per Share Data and Ratios

Item 4.   General Description of Registrant........................       Cover Page; The Fund; Principal Investment Restrictions;

Item 5.   Management of the Fund...................................       Management of the Fund

Item 6.   Purchase of Securities Being Offered.....................       How to Purchase Shares;
                                                                          Net Asset Value

Item 7.   Redemption or Repurchase.................................       How To Redeem Shares; Exchange
                                                                          Privilege

Item 8.   Capital Stock and Other Securities.......................       Dividends, and Tax Status

Item 9.   Performance History......................................       Performance Information

Item 10.  General Information......................................       General Information

Part B
Item 10. Cover Page................................................       Cover Page

Item 11. Table of Contents.........................................       Table of Contents

Item 12. Investment Objectives and Policies........................       Investment Objectives and Policies;
                                                                          Investment Restrictions;
                                                                          Repurchase Agreements;
                                                                          U S. Government Securities;
                                                                          Portfolio Turnover

Item 13. Management of the Fund....................................       Management

Item 14. Control Persons and Principal Holders
               of Securities.......................................       Management

Item 15. Investment Advisory and Other Services....................       Management Agreement

Item 16. Brokerage.................................................       Portfolio Transactions and
                                                                          Brokerage

                             CROSS REFERENCE SHEET

                           (As required by Rule 495)
                                     Page 2


Item 17. Purchase, Redemption and Pricing of
               Securities Being Offered............................       Net Asset Value:
                                                                          Redemption in kind

Item 18. Tax Status................................................       Taxation

Item 19. Underwriter...............................................       N/A

Item 20. Performance...............................................       Performance Information

Item 21. Capital Stock and Other Securities........................       General Information

Item 22  General History...........................................       General Information

Item 23. Financial Statements......................................       Statement of Assets and Liabilities

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

[ASM FUND LOGO]


Dow Company Logos

The Fund's portfolio is comprised of the equity securities of those companies that make up the Dow Jones Industrial Index (the "Dow"). As of the date of this prospectus, the Dow consists of the following companies:



  AMERICAN TELEPHONE & TELEGRAPH CO.    GOODYEAR TIRE & RUBBER CO.
  ALLIED SIGNAL, INC.                   INTERNATIONAL BUSINESS MACHINES, CORP.
  ALUMINUM COMPANY OF AMERICA           INTERNATIONAL PAPER CO.
  AMERICAN EXPRESS CO.                  McDONALD'S CORP.
  BETHLEHEM STEEL CORP.                 MERCK & CO.
  BOEING CO.                            MINNESOTA MINING & MANUFACTURING CO.
  CATERPILLAR                           J. P. MORGAN
  CHEVRON CORP.                         PHILIP MORRIS COMPANIES,  INC.
  COCA-COLA CO.                         PROCTER & GAMBLE CO.
  WALT DISNEY                           SEARS ROEBUCK & CO.
  E. I. DUPONT DE NEMOURS & CO.         TEXACO, INC.
  EASTMAN KODAK CO.                     UNION CARBIDE CORP.
  EXXON CORP.                           UNITED TECHNOLOGIES CORP.
  GENERAL ELECTRIC CO.                  WESTINGHOUSE ELECTRIC CORP.
  GENERAL MOTORS CORP.                  WOOLWORTH CORP.


The companies listed above are not affiliated with the ASM Fund. All trademarks are the property of the respective companies and are printed with the permission of each company.

The Dow Jones Industrial Index is a registered trademark and is the property of Dow Jones and Company. The ASM Fund is neither sponsored by, nor affiliated with, Dow Jones and Company.

                                    ASM Logo

                                                                   March 1, 1997

     ASM Fund, Inc. (the "Fund") is a pure no-load diversified, open-end management investment company commonly referred to as a mutual fund. The Fund has an investment objective of providing total return through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Shares of the Fund are sold at their net asset value without a sales charge.

There is no distribution or "Rule 12b-1" charge.

     The Fund will pursue its objective by investing primarily in equity securities of well established companies with large market capitalizations and earnings and dividend histories. The Fund has adopted a non-fundamental policy that its investment advisor shall limit investments to the equity securities of the thirty (30) companies that comprise the Dow Jones Industrial Average. The Dow Jones Industrial Average is a trademark of Dow Jones & Company, Inc. The Fund is neither sponsored by, nor affiliated with, Dow Jones & Company, Inc.

     This prospectus concisely sets forth the information about the Fund that a prospective investor should know before investing. Investors are advised to read this prospectus and retain it for future reference. A Statement of Additional Information, dated March 1, 1997 has been filed with the Securities and Exchange Commission and is available without charge by writing or calling the Fund at the address or phone number listed on back cover. The Statement of Additional Information is incorporated into this prospectus by reference.

     LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURTIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses:

Maximum Sales Load
Imposed on Purchases..................................        None

Maximum Sales Load
Imposed on Reinvested
Dividends and Capital Gains ..........................        None

Deferred Sales Load...................................        None

Redemption Fees....................................... up to 0.75% (a)


Annual Fund Operating Expenses
(as a percentage of average net assets) (b)

Management Fees after
Expense Reimbursement (c).............................       0.00%

12b-1 Fees............................................        None

Other Expenses........................................       0.18%

    Total Fund Operating Expenses (d).................       0.18%


(a) The Fund will deduct a redemption fee of up to 0.75% of the value of shares redeemed only if they are redeemed more than six (6) times per year. However, the redemption fee will not be applicable to shares held in omnibus accounts. See page 9. This fee, which is applicable only to such short-term redemptions on certain accounts, is not reflected in the example below.

(b) The percentages expressing annual operating expenses reflect the Advisor's obligation effective January 15, 1997 to reimburse the Fund for expenses in excess of 0.18% of its net asset value ("NAV") for the current fiscal year. Prior thereto the Advisor reimbursed the Fund for expenses in excess of 1.86% from November 1, 1995 until October 31, 1996. For the period from November 1, 1996 until January 14, 1997, the Advisor reimbursed the Fund for expenses in excess of 2.19%. Without the reimbursement of $89,199, the ratio of expenses to average net assets for the fiscal year ended October 31, 1996 would have been 2.59%.

(c) It is anticipated that the Fund's Board of Directors will recommend for shareholder approval at the 1997 meeting of the Fund an investment management agreement with the Advisor. The Fund expects that such management agreement would authorize the payment of a management fee of 0.08% of the Fund's average net assets, subject to a waiver of the fee to the extent necessary to comply with the expense limitation commitment set forth above to limit the Total Fund Operating Expenses to 0.18%.

(d) In addition to these costs, the Fund assesses at the beginning of each calendar quarter an account maintenance fee of $2.50. This fee will be waived for shareholders with an account balance of $10,000 or more.

     The table above sets forth the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Annual Fund Operation Expenses shown above are based in part on the agreement of the Fund's advisor, Vector Index Advisors, Inc. (the "Advisor") to reimburse the Fund for expenses incurred. See also, "Management of the Fund."

Example:
You would pay the following expenses of a $1,000 investment assuming (1) a 5% annual return; and (2) a redemption at the end of each time period:

                 1 Year         $ 2
                 3 Years        $ 6
                 5 Years        $ 10
                 10 Years       $ 23

     The amounts listed in this example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. The example takes into account the fact that the Advisor has agreed to limit the Fund's annual operating expenses to 0.18%% of the Fund's average net assets. Prior to January 15, 1997, the Advisor was obligated to reimburse the Fund for expenses incurred in excess of 2.5% of the Fund's average net assets. Consequently, the expenses reflected in this table are less than you would have paid during the prior period.

     The following table represents debt amounts related to interest charged to the Fund by the Fund's custodian bank as a result of early settlement of Fund redemptions. The amounts shown were not subject to any voluntary expense reimbursement by the Advisor, and are treated as bank loans to the Fund.

       (1)         (2)             (3)               (4)               (5)
Fiscal Year        Amount of       Average           Average Number    Average
(11/1- 10/31)      Debt            Amount of         of Registrant's   Amount of
                   Outstanding     Debt              Shares            Debt Per
                   at End          Outstanding       Outstanding       Share
                   of Period       During the        During the        During the
                                   Period            Period            Period

       1991 (a)       $0.00             $113          23,700          $0.004768

       1992           $0.00         $222,943         461,227          $0.483369

       1993           $0.00         $474,902         901,865          $0.526577

       1994           $0.00         $385,752         693,241          $0.556447

       1995           $0.00              $93         747,877          $0.000124

(a) Inception 3/4/91
(b) Sum of debt outstanding each day divided by 365 (366 in fiscal year 1992)

                              Financial Highlights

     The following financial information for the periods indicated, before restatement of expense ratios as indicated below, has been audited by Hacker, Johnson, Cohen & Grieb, independent auditors for the years ended 1992, 1993, 1994 and 1995 and Coopers & Lybrand LLP for the year ended 1996, whose unqualified reports thereon appear in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related footnotes included in the Statement of Additional Information.

                                 ASM FUND, INC.
                              Financial Highlights

                                                                           Years Ended October 31,                February 13, 1991+
Selected Per Share Data                        1996      1995(b)        1994(b)         1993(b)         1992(b)     To October 31,
                                                                                                                     1991 (b)(c)
Net asset value, beginning of period           $11.37        $9.78         $10.07            $9.23          $8.93       $10.00
                                          -----------  -----------    -----------    -------------    -----------  -----------

Income (loss) from investment operations

Net investment income                            0.08        --              0.56             0.43           0.26         0.09

Net gains or (losses) on securities
  (both realized and unrealized)                 2.76         1.77          (0.16)            0.88           0.20        (1.16)
                                          -----------  -----------    -----------    -------------    -----------  -----------

  Total from investment operations               2.84         1.77           0.40             1.31           0.46        (1.07)
                                          -----------  -----------    -----------    -------------    -----------  -----------

Less distributions from
  Net investment income                         (0.07)       (0.05)         (0.52)           (0.47)         (0.16)         --
  In excess of net investment income            (0.01)       (0.13)         --               --             --             --
  Return of capital                             --           --             (0.17)           --             --             --
                                          -----------  -----------    -----------    -------------    -----------  -----------
  Total distributions                           (0.08)       (0.18)         (0.69)           (0.47)         (0.16)         --
                                          -----------  -----------    -----------    -------------    -----------  -----------
Net asset value, end of period                 $14.13       $11.37          $9.78           $10.07          $9.23        $8.93
                                          ===========  ===========    ===========    =============    ===========  ===========
Total Return                                    25.01%       18.10%          3.97%           14.65%          5.10%      (17.74%)
                                          ===========  ===========    ===========    =============    ===========  ===========

Ratios/Supplemental Data
Net assets, end of period (000)                 9,315        9,704          7,277           17,085          6,583        1,325
Ratio of expenses to average
  net assets*                                    1.86%        3.01%**        0.75%            0.75%          0.75%        0.75%
Ratio of net investment income to
  average net assets*                            0.53%        0.04%          2.17%            3.35%          2.41%        0.97%
Portfolio turnover rate***                        391%         340%          1193%             642%           405%           1%

Number of shares outstanding
  at the end of period                        659,472      853,716        743,776        1,696,044        713,816       148,399

Average commission rate(a)                      $0.08        --             --               --             --               --

+    Commencement of operations.
* Net of expense reimbursement. If the expense reimbursement had not been in effect, the ratio of expenses to average net assets would have been 2.59%, 5.77%, 2.94%, 3.38%, 3.91% and 26.09% for the years ended October 31, 1996,
     1995, 1994, 1993, 1992 and 1991, respectively. As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995, 1994 and 1993, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated. The expense ratios before reimbursement were 5.94%, 2.55% and 2.86% for the years ended October 31, 1995, 1994 and 1993, respectively.
** Includes $50,460 of interest expense not subject to the expense reimbursement agreement.
*** The ASM Fund continues to be as fully invested in equities as possible. Therefore, almost all Fund portfolio turnover is a result of purchases and sales of securities necessary for settlement of transactions requested by Fund shareholders.
(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(b)  Audited by predecessor auditor.
(c)  Ratios are annualized.

                                    THE FUND

     ASM Fund, Inc. (the "Fund") is a no-load, diversified open-end investment company or "mutual fund." The Fund has an objective of providing total return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing in equity securities of large, well-established companies. The companies in which the Fund will invest have a large market capitalization (in excess of $1.0 billion), an established history of earnings and dividend payments, a large number of publicly held shares and high trading volume and a high degree of liquidity.

     On September 12, 1996, the Fund's Board of Directors approved the adoption by the Fund of a non-fundamental investment policy which authorizes the Fund's advisor to limit the Fund's investments to the equity securities of the 30 companies that comprise the Dow Jones Industrial Average ("DJIA"). Although this investment policy is not fundamental, the Fund intends to follow the policy, and will notify shareholders before making any change to the policy.

         It is expected that all of the equity securities held by the Fund will trade on the New York Stock Exchange and will represent dominant, key firms in their respective industries. The equity securities in which the Fund will invest consist of common stocks. It is expected that short-term money market securities would normally represent less than 5% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof, bankers' acceptances and certificates of deposit and repurchase agreements involving such obligations.


                        PRINCIPAL INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940, referred to as the "1940 Act").

     The Fund's investment objective is such a fundamental policy. In addition, as a matter of fundamental policy, (i) the Fund may not invest 25% or more of its total assets (calculated at the time of purchase) taken at market value in any one industry; (ii) purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer; or (iii) borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's net assets. Additional information about the Fund's fundamental policies and other investment restrictions is contained in the Statement of Additional Information.

     In addition, the Fund's operating policies preclude it from making certain investments if thereafter more than 10% of the value of its net assets would be so invested. The investments included in this 10% are (i) those which are restricted, i.e., those which cannot freely be sold for legal reasons (which the Fund does not expect to own); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available (which the Fund does not expect to own). The 10 % limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.


                             MANAGEMENT OF THE FUND

     The Fund's Board of Directors decides on matters of general policy and reviews the activities of the Fund's Advisor, and the Fund's officers conduct and supervise its daily business operations. Vector Index Advisors, Inc. (the "Advisor"), 15438 N. Florida Ave., Suite 107, Tampa, FL 33613, acts as the investment advisor to the Fund, subject to the control of the Fund's Board of Directors. The Advisor is a Florida corporation that was organized to act as the Fund's investment advisor. The Advisor is controlled by Mr. Steven H. Adler, who has had over twenty years experience in the investment business including employment with the management company of a major mutual fund and as a consultant to eight mutual funds.

     The Advisor is responsible for the investment and reinvestment of the Fund's assets, provides the Fund with executive and other personnel, office space and other facilities and administrative services, and supervises the Fund's daily business affairs. It formulates and implements a continuous investment program for the Fund, consistent with its investment objective, policies and restrictions.

     In placing orders for the Fund's portfolio transactions, the Advisor's policy is to seek "best execution", i.e. prompt and efficient execution at the most favorable price. In seeking to achieve this combination, the Advisor evaluates factors such as the overall quality and reliability of dealers and services they provide, including general execution capability, reliability, operational capacity and financial condition. Subject to this policy, the Advisor also is authorized to consider sales of shares of the Fund as a factor in the selection of brokers to execute brokerage and principal transactions.

     The Investment Advisory Agreement between the Fund and the Advisor terminated on April 15, 1995. The Advisor continues to provide its services to the Fund, and will continue to do so until other arrangements, such as approval by the Fund of a new agreement between the Fund and the Advisor, can be completed. The Advisor has not retained any management fee from the Fund during the period from April 15, 1995 to the present, and will not collect any advisory fee from the Fund until a new advisory agreement is approved. The Advisor has agreed in writing to continue to fulfill its commitment to limit the Fund expenses until that time.

     The management of the Fund is the only activity of the Advisor. Therefore, the viability of the Advisor is totally dependent on the ability of the Fund to grow to a size where it is able to pay its expenses including fees to the Advisor. The Fund's Board of Directors monitors on a continuing basis the ability of the Advisor to perform its obligations under its agreement with the Fund. In addition to the fees payable to the Advisor, the Fund is responsible for its operating expenses, which include such items as interest, taxes, legal and audit expenses, and custodian and shareholder service agent fees. See the Statement of Additional Information for more information as to the Fund's Board of Directors, officers, the Advisor and the Fund's operating expenses.

     In order to assist the Fund in meeting it's expenses, the Advisor has agreed to reimburse the Fund for the expenses in excess of an agreed upon percentage of its average NAV. Initially, this amount was 2.5% of average net assets. On October 31, 1991 the Advisor revised this agreement retroactively to limit expenses of the Fund to 0.75% of average net assets and continued this limitation until October 31, 1994. On November 1, 1994 the Advisor reinstated the initial expense limitation of 2.5% of average net assets. This expense limitation of 2.5% of average net assets continued until January 14, 1997. On January 15, 1997 the Advisor revised the expense limitation of the Fund to the current limitation of 0.18% of average net assets.

     During fiscal years prior to October 31, 1995, certain expense reimbursement obligations of the Advisor were accrued by the Fund as a receivable from the Advisor. All such obligations have been paid in full to the Fund and its shareholders. In the future, any such amount will be applied to reduce advisory fees payable to the Advisor. The staff of the SEC advised the Advisor that accrual procedures used in earlier years and the Advisor's failure to pay its expense reimbursement obligations to the Fund in a timely manner, were not proper, The Advisor has informed the Fund that it has settled such concerns with the SEC. In connection therewith, the Advisor will institute additional compliance and audit procedures for the protection of the Fund, and the Advisor retained an independent consultant to conduct a comprehensive compliance audit of the Advisor and its procedures for the ultimate benefit of the Fund and its shareholders. This audit was conducted by counsel selected by the Advisor and approved by the Fund's Board of Directors, and by the SEC.


                                Portfolio Manager

     Steven H. Adler is primarily responsible for the day-to-day management of the ASM Fund. Mr. Adler, a Director and President of the ASM Fund, has been associated with the Fund since its inception in 1991. Mr. Adler is a Certified Investment Management Analyst (CIMA, Investment Consultants Association) and a Certified Pension Consultant (CPC, American Society of Pension Actuaries).


                             HOW TO PURCHASE SHARES

     Shares of the Fund are offered at their net asset value without a sales charge as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. The Advisor may make payments of up to 0.20% of the average daily net assets attributable to registered representatives, including retirement plan consultants, that provide assistance to them in their efforts to distribute shares of the Fund. Such payments will be made by the Advisor out of its own resources. The Advisor, at its expense and under its objective criteria, may from time to time provide additional promotional incentives to such representatives. In some instances these payments or incentives may be offered only to persons who have initiated the purchase of significant amounts of Fund shares. The minimum initial investment in the Fund is $1,000. except for retirement and other employee benefit plans, for which the minimum initial investment is $500. The minimum subsequent investment is $100. The Fund reserves the right to reject any order. Investors may be charged a fee if they effect transactions in Fund shares through a securities dealer, bank or other financial institution.

Purchase by Check

     Investors may purchase shares by sending a check payable to ASM Fund, Inc. together with the application form to:

           ASM Fund, Inc.
           c/o Mutual Funds Service Co., Inc.
           6000 Memorial Drive
           Dublin, Ohio  43017

     SUBSEQUENT INVESTMENTS in an existing account may be made by mailing a deposit slip and check made payable to ASM Fund, Inc. to:

           ASM Fund, Inc.
           P. O. Box 640276
           Cincinnati, OH  45264-0276

     Shareholders wishing to open an account or send subsequent investment to the Fund using an OVERNIGHT COURIER service may use the following address:

           ASM Fund, Inc.
           c/o Mutual Funds Service Co., Inc.
           6000 Memorial Drive
           Dublin, Ohio  43017

     Shares of the Fund will be purchased for the account of the investor at the net asset value next determined after receipt of the investor's check.


Purchase By Wire

     Investors may invest in the Fund by first contacting the Fund's transfer agent at 800-333-4276 to obtain a shareholder account number and then wire the amount to be invested to ASM Fund, Inc. care of the Fund's custodian bank, at the following address:

     Star Bank, N. A., Cinti/Trust, ABA #  0420-0001-3
     Attn: ASM Fund. Credit Account # 480389436
     Account Name (your name)
     Personal Account Number (your ASM account number)

     Shares of the Fund will be purchased for the account of the Investor at the net asset value next determined after receipt of the Investor's order. To secure this price, the Transfer Agent must be notified no later than 60 minutes prior to the close of trading on the New York Stock Exchange.

     At the same time the Investor should mail an application form to the Transfer Agent at the following address:

           ASM Fund, Inc.
           c/o Mutual Funds Service Co., Inc.
           P O. Box 7177
           6000 Memorial Drive
           Dublin, OH  43017


Automatic Investment Plan

     The Fund offers an Automatic Investment Plan whereby an Investor may automatically make purchases of shares of the Fund on a regular, convenient basis ($100 minimum per transaction). Under the Automatic Investment Plan, an Investor's designated bank or other financial institution debits a pre-authorized amount on the Investor's account each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). In addition, the Fund must have a currently effective registration in those states in which it is required. No service fee is currently charge by the Fund for participating in the Automatic Investment Plan. A fee will be imposed by the Transfer Agent if sufficient funds are not available in the Investor's account at the time of the automatic transaction. Applications to establish the Automatic Investment Plan are available from the Fund. The $1,000 minimum initial investment must be met before the Automatic Investment Plan may be established.


                                 NET ASSET VALUE

     The Fund's net asset value per share is determined on each day that the New York Stock Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m. Eastern time). Shares tendered for redemption on a day the Exchange is open for unrestricted trading prior to the close of trading will be valued at the close of trading on that day. The fund accepts order to purchase shares on days the Exchange is open for unrestricted trading. The Fund reserves the right to reject any purchase order which is contrary to the interests of the Fund. The Fund may reject any larger order to purchase shares received after 3:00 p.m. Therefore, any order received after that time will not be accepted by the Fund or priced at the net asset value next computed on the following business day.

     The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities is determined on the basis of the market value of such securities. Short-term investments maturing in less than 60 days are valued at amortized cost unless the Board of Directors determines that it does not represent a fair value. See the Statement of Additional Information for further details.




                              HOW TO REDEEM SHARES

     A shareholder wishing to redeem shares by telephone may do so if appropriate information is supplied on the Account Registration Form. You can redeem shares by calling the Fund's Transfer Agent at 1-800 333-4276 no later than 60 minutes prior to the close of trading on the New York Stock Exchange to receive that day's price. The proceeds may be sent by check to your address of record only or by wire transfer to your bank account on the next business day following your telephone request. Wire transfers will be restricted to amounts of $1,000 or more.

     A shareholder wishing to redeem shares may do so at any time by writing or delivering instructions to:

           ASM Fund, Inc.
           c/o Mutual Funds Service Co., Inc.
           P.O. Box  7177
           6000 Memorial Drive
           Dublin, Ohio  43017

     Shareholders desiring to use overnight courier services should address correspondence to:

           ASM Fund, Inc.
           c/o Mutual Funds Service Co., Inc.
           6000 Memorial Drive
           Dublin, Ohio  43017

     The redemption request should specify the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered, and it will not be accepted unless it contains all required documents in proper form, as described below. If the request is in proper form, the shares specified will be redeemed at the net asset value next determined after receipt of the request.

Charge Applicable for Short-Term Redemptions

     If you redeem shares more than six (6) times per year, the Fund will deduct a redemption fee. The fee will be retained by the Fund and used to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. The fee does not apply to tax qualified pension or retirement plan accounts. In addition, the redemption fee will not be charged upon redemption of shares purchased through omnibus accounts. Also, shares acquired through reinvestment of dividends and capital gain distributions are exempt from the redemption fee. The fee is based on the following amounts of assets redeemed:

         Over $10 million             0.06%

         Between $1.5 million
         and $10 million              0.10%

         Between  $100,000
         and $1.5 million             0.20%

         0 to $100,000                0.75%


Proper Form

     In addition to written instructions, if any shares being redeemed or repurchased by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record. Any questions concerning documents needed should be directed to 1-800-333-4276.

Payments

     Payment for shares tendered normally will be made within seven days after receipt by the Fund of instructions, certificates, if any, and other documents, all in proper form. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the Securities and Exchange Commission. Payment may also be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the purchase date) necessary to determine that the purchase check will be honored. Payment will be sent only to shareholders at the address of record.

Redemption of Small Accounts

     In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $500, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of proceeds of such redemption. The Fund would give shareholders whose shares were being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.


                               EXCHANGE PRIVILEGE

     A shareholder may redeem all or any portion of his Fund shares and use the proceeds to purchase shares of The Flex-Funds Money Market Fund, a money market mutual fund not affiliated with the Fund or the Advisor, if shares are offered in his/her state of residence. The redemption of shares of the Fund and the purchase of shares of The Flex-Funds Money Market Fund will be effected at the respective net asset values of such Funds. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. Also, if such exchange transaction is made more than six times per year, the "Charge Applicable for Short-term Redemptions" as described on page 10 will be imposed. Prior to exercising the exchange privilege, a shareholder should obtain and carefully read the prospectus for The Money Market Fund, which is available from the Fund and may be obtained by telephone at 1-800-445-2763, or by writing to the Fund, ASM Fund, Inc., 15438 North Florida Avenue, Suite 107, Tampa Florida 33613. The exchange privilege does not in any way constitute an offering or recommendation on the part of the Fund or the Advisor of an investment in Flex Funds, Money Market Fund. The registration of both the account from which the exchange is being made and the account to which the exchange is made must be identical.

     In order to elect this exchange option, you must complete both the Exchange Authorization Form and New Account Application for The Money Market Fund and mail it to:

           Mutual Funds Service Co.
           Box 7177
           6000 Memorial Drive
           Dublin, OH 43017

     Once you have elected the exchange option you may initiate an exchange by calling stating your name, account numbers for both the ASM Fund and The Money Market Fund, and the number of shares or dollar value of shares to be exchanged or by sending a letter stating the same information to the Fund c/o Mutual Funds Service Co., Inc. An exchange must meet the applicable minimum investment of the Money Market Fund (currently $2500 for an initial investment and $100 for a subsequent investment).

     The Fund reserves the right, at any time and without prior notice, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Fund, the Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than six exchanges of shares in a year or three in a calendar quarter.


                            DIVIDENDS AND TAX STATUS

     The Fund expects to pay annual capital gain distributions and to pay income dividends quarterly. For the convenience of investors, all dividends and distributions are paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the record date, unless the shareholder has previously notified the transfer agent that dividends are to be paid in cash by so electing on the application form or by subsequent written notice to Mutual Fund Service Co., Inc. the Fund's transfer agent and the dividend paying agent.

     The Fund expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies for the current and all subsequent fiscal years, under which all taxable income is expected to be distributed to shareholders. If so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year in which it is distributed. All dividends from net investment income together with distributions of net short-term capital gains (collectively "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Capital gains dividends will be taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned his shares. Dividends and distributions are generally taxable to shareholders in the year in which received. However, dividends and distributions received in January of any calendar year will be treated for tax purposes as if received in the prior calendar year on the recorded date for the dividend or distribution, if the record date was in October, November or December. The Fund will notify each shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's dividends and distributions. Gains realized from the sale of securities will be long or short term, depending on the length of time owned by the Fund.

     The Fund may be required to impose backup withholding at a rate of 31% from income dividends and capital gain distributions and upon payment of redemption proceeds if a shareholder does not comply with federal requirements relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends.

                             PERFORMANCE INFORMATION

     From time to time the Fund may quote its average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.

     The Fund also may refer in advertising and promotional materials to its yield. The Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net assets value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the Fund's yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements.

     In addition to standardized return, performance advertisements may also include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by year rates or any combination thereof.

     All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

     The line graph below illustrates the performance of $10,000 when invested in the ASM Fund ("ASM") from March 4, 1991 (when shares of the Fund were first sold) to October 31, 1996 as compared to the S&P 500, a broad-based index.


                                    ASM Fund


                                     GRAPHS

                               [Graphics Omitted]

     The line graph illustrates the past performance of ASM Fund as compared to the Dow Index and S&P 500 Index. The graph illustrates that a $10,000 investment on March 4, 1991 (when shares of the Fund were first sold) would be worth $16,582 for the Fund, $24,154 for the Dow, and $22,231 for the S&P 500 Index. The average annual total return chart for the Fund appears under the line graph. This chart shows that the average annual total return for the Fund was 25.01%, 13.53% and 9.35% for the one year period ended October 31, 1996, the five year period ended October 31, 1996 and the period from March 4, 1991 (when shares of the Fund were first sold) to October 31, 1996, respectively.

         Past performance is not predictive of future performance
         Source:  Dow Jones Averages; Ibbotsom Associates; Wall Street Journal



     During the fiscal year ended October 31, 1996, the Fund had a total return of 25.01%. During the same period, the Dow Jones Industrial Average (the "Dow), with dividends reinvested, returned 29.71% while the S&P 500 Index with dividends reinvested returned 23.98%. The Fund's management believes the new expense limitation will allow the Fund to more closely track the Dow's performance in the future.

                                 ASM FUND, INC.

                       Statement of Additional Information

                                  March 1, 1997

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of ASM Fund, Inc. (the "Fund"), dated March 1, 1997. A copy of the prospectus may be obtained from the Fund's Advisor, Vector Index Advisors, Inc. at 15438 North Florida Avenue, Suite 107, Tampa, Florida 33613, Tel: (813) 963-3150 or (800) 445-2763.

                                            TABLE OF CONTENTS
                                                                                 Cross Reference to
                                                      Page Number                Page in Prospectus

Investment Objective and Policies                          2                             4

Investment Restrictions                                   2,3                            4

Repurchase Agreements                                      3                             -

U. S. Government Securities                                3                             -

Portfolio Turnover                                         3                             4

Management                                                 4                             5

Portfolio Transactions and Brokerage                      5,6                            6

Net Asset Value                                            6                             8

Redemption in Kind                                         6                             8

Taxation                                                   6                             11

Performance Information                                   7,8                            12

General Information                                        8                             13

Financial Statements

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide total return through a combination of capital appreciation and current income. The Fund's investment policies are described in the Fund's prospectus.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

2.   Make short sales of securities or maintain a short position.

3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

4. Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

5. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment Policies).

6.   Make investments for the purpose of exercising control or management.

7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio). 8. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

10. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues a single class).

11. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

12. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange).

13. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

14.  Invest in oil, gas or mineral related programs, partnerships or leases.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Directors. The Advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate for each of the fiscal years ending October 31, 1995 and 1996 was 340% and 391% respectively. The ASM Fund continues to be 100% invested in equities. Therefore, almost all Fund portfolio turnover is a result of purchases and sale of securities necessary for settlement of transactions requested by ASM Fund shareholders. The high portfolio turnover rates in 1995 and 1996 resulted primarily from portfolio securities sales made by the Fund to make payment on redemptions. High portfolio turnover may involve additional brokerage or tax consequences to the Fund and shareholders. See "Dividends and Tax Status" in the Fund's Prospectus

MANAGEMENT

The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Advisor, Custodian and Transfer Agent. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors. The directors and officers of the Fund and of the Advisor, their age, business addresses and principal occupations during the past five years are:

Directors and                       Position with
Officers                                 Fund                          Principal Occupation

Steven H. Adler*,  59               President,                         President,  Secretary
15438 N. Florida Ave.               Secretary and                      Director of the Advisor,
Tampa, FL 33613                     Director                           formerly Vice President,
                                                                       George K. Baum & Co.

                                       4


Jerome P. Feltenstein,  62          Director                           President
61 Mimosa Drive                                                        American Business
Cos Cob, CT 06807                                                      Associates, Inc.

W. Keith Schilit,    42             Director                           Faculty  member
Catalyst Ventures                                                      University
4928 Bay Way Drive                                                     of South Florida, President,
Tampa, FL 33629                                                        Catalyst Ventures


Daniel Calabria,                    Director                           Trustee, The IDEX Mutual
7120 S. Shore Dr. S.                                                   Funds, Florida Tax Free Funds
S. Pasadena, FL  33707                                                 Arbitrator, N.A.S.D., Retired
                                                                       President, CEO & Director
                                                                       Templeton Funds Management
------------------------------------------------------------------------------

* denotes directors or officers who are "interested persons" of the Fund under the 1940 Act.

The following table shows the compensation paid by the Fund to the Directors of the Fund during the fiscal year ended October 31, 1996:

                                            COMPENSATION TABLE

                                                                Pension or Retirement          Estimated Annual Benefits
                                 Aggregate Compensation         Benefits Accrued as Part of    Upon Retirement
Director                                                        Fund Expenses
Steven H. Adler                  none                           none                           none
Jerome P. Feltenstein            $6,500                         none                           none
W. Keith Schilit                 $6,500                         none                           none
Daniel Calabria                  $5,000                         none                           none

The Fund pays fees of $1,000 per quarterly meeting (plus $500 for each special meeting attended) to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During the fiscal period ended October 31, 1996, directors fees and expenses totaled $20,266.

THE MANAGEMENT AGREEMENT

Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Fund by Vector Index Advisors, Inc., (the "Advisor") pursuant to an Investment Management Agreement dated April 15, 1992 (the "Agreement"). The Advisor is a Florida corporation organized in 1990 to act as Advisor to the Fund and is controlled by Mr. Steven
H. Adler.

The Agreement was approved by the Board of Directors and by a majority of the directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors") on December 27, 1991. It was first approved by its public shareholders at a meeting held on April 15, 1992.

The Investment Advisory Agreement between the Fund and the Advisor terminated on April 15, 1995. The Advisor continues to provide its services to the Fund, and will continue to do so until other arrangements, such as approval by the Fund of a new agreement between the Fund and the Advisor, can be completed. The Advisor has not retained any management fee from the Fund during the period from April 15, 1995 to the present, and will not collect any advisory fee from the Fund until a new advisory agreement is approved. The Advisor has agreed in writing to continue to fulfill its commitment to limit the Fund expenses until that time.

Under the Agreement, the Advisor will provide a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. The Advisor also will supervise all matters relating to the operation of the Fund and will obtain for it corporate officers, clerical staff, office space, equipment and services. Under the Agreement, the Advisor is entitled to receive a monthly fee at an annual rate of 0.60 of 1% of the Fund's average daily net assets for services provided to the Fund. In addition to the fee payable to the Advisor, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage and futures commissions; (iii) insurance premiums; (iv) compensation and expenses of Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder, service or transfer agent; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors. The Advisor initially agreed to limit expenses of the Fund to 2.5% of average net assets on an annual basis. The Advisor voluntarily revised this agreement on October 31, 1991, retroactively, to limit expenses of the Fund to 0.75% of average net assets. This limitation continued until October 31, 1994. During the year beginning November 1, 1994, the Advisor agreed to limit expenses of the Fund to a maximum of 2.5% of average net assets. This limitation continued until January 14, 1997. Effective January 15, 1997, the Advisor agreed to limit expenses of the Fund to 0.18% of average net assets on an annual basis.

The Advisor waived fees and reimbursed the Fund for expenses in the amount of $321,043 and $204,354 for the fiscal years ended 1994 and 1995, respectively. These amounts included management fees earned by the Advisor of $105,908 and $23,415 for these respective years. For fiscal year ended 1996, the Advisor was not entitled to any fees, and reimbursed the Fund for expenses in the amount of $89,199.

Under the Agreement, the Advisor will not be liable to the Fund for any error of judgment by the Advisor or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The cost of distributing shares of the Fund is borne by the Advisor. Unaffiliated registered broker-dealers, act as or will act as distributor of Fund shares at no cost to the Fund.

The Agreement is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days' written notice to the Advisors. The Agreement also may be terminated by the Advisor on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940
Act).

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i,e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Advisor.

The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid
(i) were for purposes contemplated by the Agreement; (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients, if any. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

During the fiscal period ended October 31, 1996, the Fund paid a total of $124,142 ($306,184 in 1994, $73,668 in 1995) in brokerage commissions.

NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price on such exchanges. Securities listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last available sale price on NASDAQ prior to the time of valuation. Securities that are principally traded in securities markets, but not principally traded on securities exchanges or NASDAQ, are valued at the current bid price prior to the close of the New York Stock Exchange. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

 REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemption's by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.


TAXATION

For the period ended October 31, 1996, the Fund qualified to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code (the "Code") and therefore was not subject to federal and state income tax at October 31, 1996 on net investment income and realized and unrealized gains and losses.

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gain) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders as least 98% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and
(4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and Distributions. Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding. The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 20% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

Total return. Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:
                   n
          P (1 + T)   = ERV

Where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

                          Average Annual Total Returns
                       For Periods Ended October 31, 1996

                        Past 1         Past 5         From
                         Year          Years         3/4/97*
                        25.01%        13.53%          9.35%

                          *Date Shares Were First Sold

Yield. Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                                 6
         YIELD = 2 [ (  a -b + 1)   - 1 ]
                        ----
                         cd

Where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d " equals the maximum offering price per share on the last day of the period.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. For the 30-day period ended 10/31/96, the yield of the Fund was .0822%.

Other information. The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to comparisons of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, and Barron's.

GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on April 25, 1990 is authorized to issue 1,000,000,000 shares of common stock, $.001 per value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares". All Fund shares are equal as to earnings assets and voting privileges. There are no conversion, preemption or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of the Fund outstanding is entitled to share equally in dividends and other distributions and in the net assets of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.

It is not contemplated that regular annual meetings of shareholders will be held. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. In addition, ten of the Fund's shareholders holding the lesser of $25,000 worth or one percent of the Fund's shares may advise the directors in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a director. The directors will then, if requested by the Applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

Coopers & Lybrand L.L.P. 101 East Kennedy Boulevard, Tampa, Florida 33602 have been chosen to be Independent Auditors for the Fund. The Fund employs Mutual Funds Service Co., P.O. Box 7177, 6000 Memorial Drive, Dublin, OH 43017 as Transfer Agent, Shareholder Service and Fund Accounting Service, Transfer Agent, and Fund Accounting Service. The Fund also employs Star Bank, N.A. as it's Custodian.

As of February 28, 1997, FTC & Co., Denver, CO, held of record 34.2% of the outstanding shares of common stock of the Fund. Persons or organizations owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of shares of the Fund on any matter requiring the approval of shareholders of the Fund.

Also, as of February 28, 1997, Donaldson, Lufkin & Jenrette, Jersey City, NJ, held of record 13.66% and National Financial Services Corp., New York, NY, held of record 6.47% of the outstanding shares of common stock of the Fund.

==================================
       ASM FUND PORTFOLIO
==================================

 American Telephone & Telegraph
               Co.
       Allied Signal, Inc.
   Aluminum Company of America
      American Express Co.
      Bethlehem Steel Corp.
           Boeing Co.
           Caterpillar
          Chevron Corp.
          Coca-Cola Co.
           Walt Disney
     Dupont de Nemours & Co.
        Eastman Kodak Co.
           Exxon Corp.
      General Electric Co.
      General Motors Corp.
   Goodyear Tire & Rubber Co.
 International Business Machines
              Corp.
     International Paper Co.
        McDonald's Corp.
           Merck & Co.
Minnesota Mining & Manufacturing
               Co.
            JP Morgan
  Philip Morris Companies, Inc.
      Procter & Gamble Co.
       Sears Roebuck & Co.
          Texaco, Inc.
       Union Carbide Corp.
    United Technologies Corp.
   Westinghouse Electric Corp.
         Woolworth Corp.



           Managed by:
   Vector Index Advisors, Inc.
 15438 North Florida Avenue Ste.
               107
      Tampa, Florida 33613
          (813)963-3150
          (800)445-2763




                      ASM FUND, INC.

                      Tampa, Florida

            Audited Annual Financial Statements

            For the Year Ended October 31, 1996






-------------------------------------------------------
            Table of Contents                 Page
-------------------------------------------------------



  Report of Independent Accountants            1


  Schedule of Investments in Securities       2,3


  Statement of Assets and Liabilities          4


  Statement of Operations                      5


  Statements of Changes in Net Assets          6


  Financial Highlights                         7


  Notes to Financial Statements               8-10


-------------------------------------------------------

December 30, 1996

Dear ASM Fund Shareholder,

     During the past year, the stock market pundits were pessimistic about stocks in 1996, after such a strong 1995. Happily, they were incorrect and ASM Fund shareholders benefited. The last quarter saw increasing volatility that has become a stock market phenomenon and investors are learning not to overreact to short term swings in prices. The "Dow" continues to be less volatile than other sectors of the market. The average mutual fund trailed the ASM Fund by more than 25% this year.

     The consensus of analysts' projections for 1997 anticipate about an 15% increase in earnings in the 30 Dow companies. The global business is growing and the companies are more productive than ever.

     The superior performance of the ASM Fund was helped by the lowering of expenses during 1996. As the public discovers the benefits of investing in an index fund, I expect to see the ASM Fund grow dramatically. Market observers will find the Dow Jones Industrial Average produces superior returns. Combining the performance with lower expenses, will make the ASM Fund more attractive. The press has continued to recognize the Fund and its advantages.

     I am proud that the ASM Fund was selected as one of the three growth funds of the eleven best funds to own in 1997 by, "Best Pick for 1997." We are also being featured by some of the prestigious investment firms in their select lists. There are good reasons for 1997 to be an exceptional year for the ASM Fund.

Very truly yours,


Steven H. Adler
President

                       Report of Independent Accountants

To the Shareholders and Board of Directors of ASM Fund (the Fund)


     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of October 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1995 and the financial highlights before restatement for the years ended October 31, 1995, 1994, 1993 and 1992, were audited by other auditors, whose report dated December 27, 1995 expressed an unqualified opinion. We also audited the adjustments described in Note 5 that were applied to restate the expense ratios included in the financial highlights for the years ended October 31, 1995, 1994 and 1993. In our opinion such adjustments are appropriate and have been properly applied.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 1996, the results of its operations, the changes in the net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.

Tampa, Florida
December 5, 1996

                                 ASM FUND, INC.
                            Portfolio of Investments
                                October 31, 1996

                                         % of Total
                                          Net Assets              Shares            Value
                                         ------------         -------------      -----------

Common Stocks--

Aerospace                                   11.1%
             Boeing Company                                       4,605          $  439,202
             United Technologies Corp.                            4,605             592,894
                                                                                 -----------
                                                                                  1,032,096
                                                                                 -----------
Auto and Truck                               2.7%
             General Motors Corporation                           4,605             248,094
                                                                                 -----------
Banking                                      4.3%
             J. P. Morgan & Co., Inc.                             4,605             397,757
                                                                                 -----------
Beverage                                     2.5%
             Coca-Cola Company                                    4,605             232,552
                                                                                 -----------
Chemical                                     6.7%
             E. I. DuPont de Nemours & Co.                        4,605             427,114
             Union Carbide Corporation                            4,605             196,288
                                                                                 -----------
                                                                                    623,402
                                                                                 -----------
Consumer Products                            4.9%
             Proctor & Gamble Company                             4,605             455,895
                                                                                 -----------
Drugs and Hospital Supplies                  3.7%
             Merck & Co., Inc.                                    4,605             341,346
                                                                                 -----------
Electrical Equipment                         5.6%
             General Electric Corp.                               4,605             445,534
             Westinghouse Electric Corp.                          4,605              78,861
                                                                                 -----------
                                                                                    524,395
                                                                                 -----------
Entertainment and Leisure                    3.3%
             Walt Disney Company                                  4,605             303,354
                                                                                 -----------
Financial Services                           2.3%
             American Express Company                             4,605             216,435
                                                                                 -----------
Machinery                                    3.4%
             Caterpillar, Inc.                                    4,605             316,018
                                                                                 -----------
Metals and Mining                            2.9%
             Aluminum Company of America                          4,605             269,968
                                                                                 -----------

                 See accompanying Notes to Financial Statements
                                                                          page 2

                                 ASM FUND, INC.
                      Portfolio of Investments, (Continued)
                                October 31, 1996

                                                   % of Total
                                                   Net Assets         Shares               Value
                                                  -------------     ------------       -------------
Common Stocks (continued)
Office Equipment                                          6.4%
             International Business Machines                              4,605        $    594,045
                                                                                       -------------
Oil-International                                        12.7%
             Chevron Corporation                                          4,605             302,779
             Exxon Corporation                                            4,605             408,118
             Texaco, Inc.                                                 4,605             467,983
                                                                                       -------------
                                                                                          1,178,880
                                                                                       -------------
Paper                                                     2.1%
             International Paper Company                                  4,605             196,864
                                                                                       -------------
Photography                                               3.9%
             Eastman Kodak Co.                                            4,605             367,249
                                                                                       -------------
Restaurant                                                2.2%
             McDonald's Corp.                                             4,605             204,346
                                                                                       -------------
Retail                                                    3.4%
             Sears, Roebuck & Company                                     4,605             222,767
             Woolworth Corp. (A)                                          4,605              96,705
                                                                                       -------------
                                                                                            319,472
                                                                                       -------------
Steel                                                     0.4%
             Bethlehem Steel Corp. (A)                                    4,605              37,416
                                                                                       -------------
 Telecommunications                                       1.7%
             American Telephone & Telegraph Co.                           4,605             160,607
                                                                                       -------------
Tire and Rubber                                           2.3%
             Goodyear Tire & Rubber                                       4,605             211,254
                                                                                       -------------
Tobacco                                                   4.5%
             Philip Morris Companies, Inc.                                4,605             426,538
                                                                                       -------------
Diversified                                               7.0%
             Allied-Signal, Inc.                                          4,605             301,628
             Minnesota Mining & Manufacturing Co.                         4,605             352,858
                                                                                       -------------
                                                                                            654,486
                                                                                       -------------

Total common stocks (cost - $9,220,201)                 100.0%                            9,312,469
Other assets less liabilities                             0.0%                                3,014
                                                  -------------                        -------------

Total Net Assets                                        100.0%                         $  9,315,483
                                                  =============                        =============

(A) Non-income producing security

See accompanying Notes to Financial Statements.

                             ASM FUND, INC.
                  Statement of Assets and Liabilities

                             October 31, 1996

Assets:

Investments at market value
     (cost of $9,220,201)                               $      9,312,469
Cash                                                             294,836
Receivable for securities sold                                 5,537,903
Receivable for capital stock sold                                 10,510
Receivable from advisor (Note 5)                                 201,946
Dividends receivable                                               8,257
Other assets                                                      23,893
                                                       ------------------

             Total Assets                                     15,389,814
                                                       ------------------

Liabilities:

Payable for capital stock redeemed                             5,883,634
Accrued expense                                                   65,897
Accrued taxes payable (Note 5)                                   124,800
                                                       ------------------

             Total Liabilities                                 6,074,331
                                                       ------------------


Net Assets                                             $       9,315,483
                                                       ==================

Net Asset value per share is based
on 659,472 shares of $.001 par value
capital stock outstanding (authorized
capital stock - 1,000,000,000 shares)                  $           14.13
                                                       ==================


Net assets consist of:

Capital paid-in                                        $       9,145,424
Undistributed net investment income                               89,231
Accumulated net realized loss on investments                     (11,440)
Net unrealized appreciation on investments                        92,268
                                                       ------------------

Net Assets                                             $       9,315,483
                                                       ==================


See accompanying Notes to Financial Statements.

                                 ASM FUND, INC.
                             Statement of Operations
                           Year Ended October 31, 1996

    Investment income:
      Dividends                                                    $      270,048
      Interest
                                                                           22,293
                                                                   ---------------

                Total investment income
                                                                          292,341
                                                                   ---------------

    Expenses:
      Legal fees                                                           96,134
      Audit fees                                                           52,620
      Custodian fees                                                       36,010
      Printing and postage                                                 12,047
      Transfer agent and accounting fees                                   30,159
      Registration and filing fees                                         29,173
      Amortization of organization expense                                 11,607
      Trustee fees                                                         20,226
      Administrative fees                                                   6,250
      Interest expense                                                     10,300
      Other expenses                                                       11,963
                                                                   ---------------
                Total expenses                                            316,489
    Less:
      Reimbursement of expenses by advisor                                 89,199
                                                                   ---------------
                Total expenses - net                                      227,290
                                                                   ---------------
                Investment income - net                                    65,051
                                                                   ---------------


    Realized and unrealized gain (loss) on investments :
      Net realized gain                                                 2,445,312
      Change in unrealized depreciation of investments                   (362,252)
                                                                   ---------------
      Net gain on investments                                           2,083,060
                                                                   ---------------


    Net increase in net assets resulting from operations             $  2,148,111
                                                                   ===============


See accompanying Notes to Financial Statements.                           page 5

                                 ASM FUND, INC.
                       Statement of Changes in Net Assets
                      Years Ended October 31, 1996 and 1995

                                                               October 31,        October 31,
                                                                  1996                1995
                                                             ----------------   ----------------
Increase (decrease) in net assets
Operations:
  Net investment income                                      $        65,051    $         2,868
  Net realized gain from investment transactions                   2,445,312            753,136
  Net change in unrealized appreciation (depreciation)
     of investments                                                 (362,252)           424,306
                                                             ----------------   ----------------
     Net increase in net assets resulting from operations          2,148,111          1,180,310
                                                             ----------------   ----------------
Distributions to shareholders:
  Net investment income                                              (65,051)           (23,980)
  In excess of net investment income                                 (12,633)           (66,021)
                                                             ----------------   ----------------
     Total distributions                                             (77,684)           (90,001)
                                                             ----------------   ----------------
Capital share transactions:
  Net proceeds from shares sold                                   49,671,530         29,998,335
  Reinvestment of distributions                                       66,202             81,452
  Cost of redemptions                                            (52,196,702)       (28,742,989)
                                                             ----------------   ----------------
     Net increase (decrease) in net assets
        resulting from capital share transactions                 (2,458,970)         1,336,798
                                                             ----------------   ----------------
Total increase (decrease) in net assets                             (388,543)         2,427,107

Net Assets:
  Beginning of period                                              9,704,026          7,276,919
                                                             ----------------   ----------------
  End of period (including undistributed net
   income of $89,231 and $0 for 1996 and 1995,
   respectively)                                             $     9,315,483    $     9,704,026
                                                             ================   ================

Changes in shares outstanding:
  Shares sold                                                      3,734,945          2,975,479
  Shares issued in connection with
     reinvestment of distributions                                     4,919              7,929
  Shares redeemed                                                 (3,934,108)        (2,873,468)
                                                             ----------------   ----------------
Net increase (decrease)                                             (194,244)           109,940
                                                             ================   ================


See accompanying Notes to Financial Statements.
                                                                          page 6

                                 ASM FUND, INC.
                              Financial Highlights

                                                               Years Ended October 31,
Selected Per Share Data                          1996     1995 (b)   1994 (b)   1993 (b)   1992 (b)

Net asset value, beginning of period          $  11.37  $  9.78   $  10.07     $  9.23     $  8.93
                                            -------------------------------------------------------
  Income (loss) from investment operations
  Net investment income                           0.08       --       0.56        0.43        0.26
  Net gains or (losses) on securities
     (both realized and unrealized)               2.76     1.77      (0.16)       0.88        0.20
                                            -------------------------------------------------------
     Total from investment operations             2.84     1.77       0.40        1.31        0.46
                                            -------------------------------------------------------
  Less distributions from
     Net investment income                       (0.07)   (0.05)     (0.52)      (0.47)      (0.16)

     In excess of net investment income          (0.01)   (0.13)        --          --          --
     Return of capital                              --       --      (0.17)         --          --
                                         ----------------------------------------------------------
     Total distributions                         (0.08)   (0.18)     (0.69)      (0.47)      (0.16)
                                         ----------------------------------------------------------
Net asset value, end of period                $  14.13  $ 11.37   $   9.78     $ 10.07      $ 9.23
                                         ==========================================================
Total Return                                     25.01%   18.10%      3.97%      14.65%       5.10%
                                         ==========================================================
Ratios/Supplemental Data
Net assets, end of period (000)                  9,315    9,704      7,277      17,085       6,583
Ratio of expenses to average
   net assets*                                    1.86%    3.01%**    0.75%       0.75%       0.75%
Ratio of net investment income to
   average net assets*                            0.53%    0.04%      2.17%       3.35%       2.41%
Portfolio turnover rate ***                        391%     340%      1193%        642%        405%


Number of shares outstanding
   at the end of period                        659,472  853,716    743,776   1,696,044     713,816

Average commission rate (a)                   $   0.08       --         --          --          --


* Net of expense reimbursement. If the expense reimbursement had not been in effect, the ratio of expenses to average net assets would have been 2.59%, 5.77%, 2.94%, 3.38% and 3.91% for the years ended October 31,1996, 1995,
     1994, 1993 and 1992, respectively. As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995, 1994 and 1993, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated. (See Note 5)
** Includes $50,460 of interest expense not subject to the expense reimbursement agreement.
*** The ASM Fund continues to be as fully invested in equities as possible. Therefore, almost all Fund portfolio turnover is a result of purchases and sales of securities necessary for settlement of transactions requested by Fund shareholders.
(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(b)  Audited by predecessor auditor.

See accompanying Notes to Financial Statements.
                                                                          page 7

                                 ASM FUND, INC.
                          Notes to Financial Statements
                                October 31, 1996


ASM Fund, Inc. (the "Fund") was incorporated in Maryland on April 25, 1990 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end diversified management investment company.

1.   Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

Security Valuation

Portfolio securities are listed on a national securities exchange and are stated at the last reported sales price on the day of valuation.

Security Transactions

The Fund records purchases of investments one business day after trade date and sale of investments on the trade date. Realized gains and losses on sales of investments are calculated on the specific identification basis. Interest income is recognized on the accrual basis, and dividend income is recorded on the ex-dividend date.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Cash and Cash Equivalents

Cash and cash equivalents consists of cash on deposit with the custodian.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required for the year ended October 31, 1996.

                                 ASM FUND, INC.
                    Notes to Financial Statements, Continued
                                October 31, 1996


2.   Investment Advisory Fees
     The Fund operated under an investment management agreement (the "Agreement") with Vector Index Advisors, Inc. (the "Advisor") through April 15, 1995, which agreement was not continued after such date due to technical requirements under the 1940 Act, and thereafter received the services called for under the Agreement without charge. Under the agreement, the Advisor was entitled to receive a fee, accrued daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets. The Fund will propose that shareholders approve a new agreement which will provide for such fees and reimbursements as are agreeable to the parties.

     The Advisor provided continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, and occupancy and certain clerical and administrative costs involved in portfolio management. The Fund bears all other costs and expenses.

     Certain officers and directors of the Fund are also officers and directors of the Advisor. The Agreement provided for an expense reimbursement from the Advisor if the Fund's total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, and extraordinary expenses, exceeded a certain percentage of the Fund's average daily net assets for any full fiscal year. Under state expense limitations then applicable to the Fund, the Advisor is required to limit expenses of the Fund to 2.5% of average net assets for the first $30,000,000, 2.0% of the average net assets for the next $70,000,000 and 1.50% of the average net assets in excess of $100,000,000. Such state law provisions excluded items such as taxes, interest, brokerage commissions, and extraordinary expenses from such limitations. Pursuant to such limitations, and to further commitments made to the Fund by the Advisor, the Advisor reimbursed the Fund $89,199 for the year ended October 31, 1996, of which $10,649 was required as a result of the state expense limitation discussed above.

     In November 1995, a regional office of the Securities and Exchange Commission advised the Advisor that it intended to recommend administrative proceedings against the Advisor on the grounds that a delay by the Advisor in its payment of a receivable owed from the Advisor constituted an improper loan to the Advisor. Without admitting to the allegation, the Advisor and it's president have settled the matter by paying a fine of $10,000 and agreeing to an order intended to prevent a repetition of the challenged activities.

                                 ASM FUND, INC.
                    Notes to Financial Statements, Continued
                                October 31, 1996

3.  Investment Transactions

     For the year ended October 31, 1996, purchases and sales of investment securities, (excluding short-term securities) were $45,982,701 and $48,107,248, respectively.

     As of October 31, 1996, the aggregate cost of investments for Federal income tax purposes was $9,440,409 and net unrealized depreciation for Federal income tax purposes was comprised of the following:

          Gross unrealized appreciation of investments      $    92,180
          Gross unrealized depreciation of investments         (220,120)
                                                            ===========
          Net unrealized depreciation of investments        $  (127,940)
                                                            ===========

4.  Deferred Organization Expenses

     Organization expenses in the amount of $175,320 were initially paid by the Advisor and were reimbursed by the Fund. These costs were deferred and amortized over a sixty-month period.

5.  Financial Highlights Restatement

     During the year ended October 31, 1996, the Fund, in consultation with its auditors and legal counsel, determined, based on information currently available, that the Fund did not qualify as a regulated investment company under the Internal Revenue Code for the years ended October 31, 1995, 1994 and 1993. As such, the Fund would be subject to accrued Federal income taxes and interest of approximately $9,900, $69,700 and $34,900 for the years ended October 31, 1995, 1994 and 1993, respectively. The Advisor has agreed to bear these costs. Also, as discussed in Footnote 2, advisory fees in the amount of $23,443 for the period from April 16, 1995 to October 31, 1995 should not have been accrued by the Fund and reimbursed by the Advisor. As a result of this, the expense ratios before reimbursement in the Financial Highlights have been restated to reflect these changes. The expense ratios prior to restatement were 5.94%, 2.55% and 2.86% for the years ended October 31, 1995, 1994 and 1993, respectively. In addition the Advisor has also agreed to reimburse the Fund for the accrued interest due on the Federal income taxes of approximately $10,300 reflected on the Statement of Operations for the year ended October 31, 1996. All amounts discussed above as well as amounts due under statutory and voluntary expense limitations are reflected in the receivable from advisor on the Statement of Assets and Liabilities.

     The Board of Directors of the Fund has obtained confirmation that the Advisor has made arrangements to assure availability of funds to discharge the Fund's obligations. All amounts due under statutory and voluntary expense limitations were paid by the Advisor within 30 days of determination.

6.   Related Party Transactions

     In connection with the production of certain of the Fund's required communications, certain printing costs in the amount of approximately $4,500 were paid to the Advisor for services provided.

                                     PART C
                                OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS:

The following are included in the Statement of Additional Information filed as Part B of this Post-Effective Amendment:


   (1)  Audited financial statements for the period ended October 31, 1996


Report of Independent Certified Public Accountants
     Portfolio of Investments
     Statement of Assets and Liabilities
     Statement of Operations
     Statement of Changes in Net Assets
     Selected Per Share Data and Ratios
     Notes to Financial Statements

(b)  EXHIBITS:

     (1)  Articles of Amendment*
     (2)  By-Laws*
     (3)  Not Applicable
     (4)  Specimen Stock Certificate*
     (5)  Management Agreement*
     (6)  (a) Distribution Agreement*
          (b)  Dealer Agreement*
     (7)  Not Applicable
     (8)  Custodian Agreement*
     (9)  (a) Transfer Agent Agreement*
          (b) Fund Accounting Servicing Agreement*
     (10) Opinion and Consent of Counsel*
     (11) Consent of Accountants (per Item 24(a))
     (12) Not Applicable
     (13) Subscription Agreement*
     (14) Not Applicable
     (15) Not Applicable
     (16) Computation of Performance Quotation (per Item 24(b)(16)

* Previously filed and incorporated by reference from registration statement on Form N - 1A, File No. 33-36454, and amendments No. 1, 2, 3, and 4.

Item 25.  Persons Controlled by or under Common Control with Registrant.


          See "Management" in Part A of this Registration Statement.


Item 26.  Number of Holders of Securities.
          As of January 1, 1997, the Registrant had 733 shareholders.


Item 27.  Indemnification


As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article Tenth of the Fund Articles of Incorporation (Exhibit i to the Registration Statement) and section 2-418 of the Maryland General Corporation Law, officers and directors of the Registrant may be indemnified against liabilities in connection with the Registration, unless it is proved that (i) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) the director actually received an improper personal benefit in money, property or services, or (iii) in the case of a criminal proceedings, the director had reasonable cause to believe that the act of omission was unlawful. As permitted by Section 17(i) of the 1940 Ace, pursuant to the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registration may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that the public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 2(d) of the Management Agreement (Exhibit 5 to the Registration Statement) limits the liability of Vector Index Advisors, Inc. (the "Manager") to losses resulting from a breach of fiduciary duty with respect to their receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in section 36(b) of the 1940 Act) or losses resulting from willful misfeasance, bad faith or gross negligence in performance of its duties and obligation under the Management Agreement.

The Registrant undertakes to apply the indemnification provisions of its Articles of Incorporation and the Management Contract in a manner consistent with the provisions of Investment interpretations of Section 17(h) and (i) of the Investment Company Act remain in effect.

Item 28. Business and other Connections of Investment Advisor

Reference is made to Part A of this registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Manager (File No. 801-36873).

Item 29. Principal Underwriter

a.       Not applicable

b.       Not applicable

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Registrant and Registrant's custodian and shareholder service agent, as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian and Shareholder service Agent.

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

Registrant hereby undertakes to conduct its operations in accord with the director removal and shareholder assistance provisions of Section 16(C) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement Pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tampa, and State of Florida on the 28th Day of February, 1997.


                                          ASM Fund, Inc
                                            Registrant

                                          By   /s/ Steven H. Adler
                                              (Steven H. Adler, President)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Steven H. Alder                                       2/28/97
Steven H. Alder                  Director                  Date


/s/ Jerome Feltenstein                                    2/28/97
Jerome Feltenstein               Director                  Date

/s/ W. Keith Schilit                                      2/28/97
W. Keith Schilit                 Director                  Date

/s/ Daniel Calabria                                       2/28/97
Daniel Calabria                  Director                  Date